                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 August 14, 2002
                    -----------------------------------------
                Date of Report (Date of earliest event reported)



                           Wabash National Corporation
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                       1-10883                52-1375208
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                  File No.)           Identification No.)



              1000 Sagamore Parkway South, Lafayette, Indiana 47905
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)



              Registrant's telephone number, including area code:
                                 (765) 771-5310
              -----------------------------------------------------



                                 Not applicable
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)


                             Exhibit Index on Page 4



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits

         99.1 Written Statement of Chief Executive Officer and Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

Item 9.  Regulation FD Disclosure.

         In connection with the Quarterly Report of Wabash National Corporation (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof, the Company filed with the Securities and Exchange Commission as correspondence the certificate required under 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002.

         A copy of this certificate is attached hereto as Exhibit 99.1.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      WABASH NATIONAL CORPORATION




Date:  August 14, 2002                By: /s/ Mark R. Holden
                                         ---------------------------------------
                                              Mark R. Holden
                                              Senior Vice President  and
                                              Chief Financial Officer
                                              (Principal Financial Officer
                                              and Principal Accounting Officer)




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                                  EXHIBIT INDEX



Exhibit No.     Description
-----------     -----------

99.1 Written Statement of Chief Executive Officer and Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)




                                     Page 4